                                                                   EXHIBIT 10.9

[LOGO] UBS/PaineWebber                         UBS PaineWebber Inc.
                                               Letter of Credit Department
                                               1200 Harbor Boulevard - 4th Floor
                                               Weekhawken, NJ 07087
                                               TEL:  201-352-3143
                                               FAX:  201-352-7622

BENEFICIARY:                                Irrevocable Standby
Torrey View Associates LP                   Letter of Credit No. RA07R1
A California Limited Partnership            Issuance Date:  August 24, 2001
c/o San Diego Realty Advisors               Expiration Date:  May 15, 2002
7676 Hazard Center Drive, Suite 500
San Diego, CA 92108

Attn:  James C. Purvis

Gentlemen:

        We hereby establish our Irrevocable Standby Letter of Credit No. RA07R1 in your favor for the account of Santarus, Inc., 12230 El Camino Real, San Diego, CA 92130, available for drawings for up to an aggregate amount of USD 950,000.00 (US Dollars Nine Hundred Fifty Thousand and 00/100).

        This Letter of Credit is available by payment upon your presentation at our office located at 1200 Harbor Blvd., 4th Floor, Weehawken, NJ 07086 or by facsimile to 201-352-7622, of the following:

        1. Beneficiary's draft(s) drawn on us at sight, duly endorsed, and bearing the clause "Drawn under UBS PaineWebber Inc. Standby Letter of Credit No. RA07R1"

        2. A dated statement on the letterhead of and purportedly signed by an officer of the beneficiary stating:

                "The undersigned, an officer or authorized agent of the beneficiary, hereby certify and confirms that beneficiary is entitled to draw the amount represented by the attached sight draft pursuant to the lease agreement, dated August __, 2001, (the "Lease") between Santarus, Inc. ("Tenant"), and Torrey View Associates LP ("Landlord"), because Tenant has failed to perform in accordance with the Lease and any periods, as provided in said Lease, have expired without such failure to perform having been remedied or cured."

                                                   Continued on Page Two

[LOGO] UBS/PaineWebber                         UBS PaineWebber Inc.
                                               Letter of Credit Department
                                               1200 Harbor Boulevard - 4th Floor
                                               Weekhawken, NJ 07087
                                               TEL:  201-352-3143
                                               FAX:  201-352-7622
Page Two
L/C No. RA07R1


        This Letter of Credit shall expire on May 15, 2002, but such expiration date shall be automatically extended for a period of one (1) year on May 15, 2002 and on such successive expiration date, unless at least forty five (45) days before the current expiration date we notify you by overnight courier that this Letter of Credit is not extended beyond the current expiration date. Under no circumstances will this Letter of Credit be extended beyond May 15, 2008, which is the final expiry date.

        In the event you are so notified, any unused portion of the Letter of Credit shall be available upon presentation of a sight draft drawn on us accompanied by a written statement, purportedly signed by an officer of the beneficiary, stating: "The applicant has failed to provide us with an acceptable substitute Irrevocable Standby Letter of Credit in accordance with the terms of the above referenced lease."

        In the event we are notified by you that Tenant has met the minimum liquidity requirements under the above-referenced lease, this Letter of Credit shall expire immediately after you return this Original Letter of Credit to us for cancellation.

        In addition, provided that you have not provided us with written notice of applicant's default under the above referenced lease prior to the effective date of any reduction, the amount of this Letter of Credit shall be automatically decreased without amendment in accordance with the following schedule as set forth and continued as follows less any amount(s) previously drawn:

        Effective Date of decrease      Amount decrease       Aggregate Balance
        March 31, 2006                       250,000.00              700,000.00
        March 31, 2007                       300,000.00              400,000.00
        March 31, 2008                       300,000.00              100,000.00

        This Letter of Credit is transferable in its entirety, but not in part. We shall not recognize any transfer of this Letter of Credit until this Original Letter of Credit together with all amendment(s), if any, and a signed and completed transfer form, as attached Exhibit A, is received by us. All transfer charges are payable by Tenant.

                                                   Continued on Page Three

[LOGO] UBS/PaineWebber                         UBS PaineWebber Inc.
                                               Letter of Credit Department
                                               1200 Harbor Boulevard - 4th Floor
                                               Weekhawken, NJ 07087
                                               TEL:  201-352-3143
                                               FAX:  201-352-7622
Page Three
L/C No. RA07R1


        We give our undertaking to the Beneficiary that sums drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us on presentation of drawings in accordance with the terms of this credit. Drafts and documents may be submitted by facsimile to 201-352-7622, attention: Letter of Credit Department, followed by originals sent by overnight courier to the address stated below. The date of presentment of any draw shall be the date a copy of the sight draft and draw statement are faxed from Beneficiary to UBS PaineWebber Inc.

        Partial draws are permitted.

        This Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision) ICC Publication No. 500, to the extent not inconsistent therewith, the law of the State of New York, including Article 5 of the New York Uniform Commercial Code, and engages us to the terms herein.

        All communications to us with respect to this Letter of Credit must be addressed to our office located at 1200 Harbor Blvd., 4th Floor, Weehawken, NJ 07086 to the attention of the Letter of Credit Dept.

Very Truly Yours,



    /s/ Illegible                                     /s/ Gail Bliss
Authorized Signature                              Authorized Signature

UBS PaineWebber Inc.
Letter of Credit Department
1200 Harbor Boulevard - 4th Floor
Weekhawken, NJ 07087
TEL:  201-352-3143
FAX:  201-352-7622

                                 UBS PAINEWEBBER

                                    EXHIBIT A

THIS FORM TO BE USED WHERE A LETTER OF CREDIT IS TRANSFERRED IN ITS ENTIRETY.

                                                        Date:
                                                             -------------------

Re:  Letter of Credit Number:_______________ issued by UBS PaineWebber Inc.

Gentlemen:

For value received, the undersigned beneficiary hereby irrevocable transfers to:

--------------------------------------------------------------------------------
                              (Name of Transferee)

--------------------------------------------------------------------------------
                                    (Address)

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety.

By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall have the sole rights as beneficiary thereof, including sole rights relating to any amendments whether increases or extensions or other amendments and whether now existing or hereafter made.

All amendments are to be advised direct to the transferee without necessity of any consent of or notice to the undersigned beneficiary.

The original advice of such Letter of Credit is returned herewith together with any and all amendments, and we ask you to endorse the transfer on the reverse of the original advice, and forward it to the transferee with your customary notice of transfer.

                                                  Yours very truly,

SIGNATURE GUARANTEED

---------------------------------                 ------------------------------
Name of Bank                                      Name of Beneficiary


---------------------------------                 ------------------------------
Authorized Signature                              Authorized Signature